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                                                                   EXHIBIT 17(a)
                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE VOTE THIS PROXY CARD TODAY
   YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS
                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

                  (Please detach at perforation before mailing)


PROXY CARD                                                            PROXY CARD

                       NORTHERN GLOBAL COMMUNICATIONS FUND
                 SPECIAL MEETING OF SHAREHOLDERS - June 19, 2003

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN FUNDS (THE "TRUST") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF NORTHERN GLOBAL COMMUNICATIONS FUND (THE "MEETING") TO BE HELD ON JUNE 19, 2003 AT 9:30 (CHICAGO TIME) IN THE OFFICES OF THE NORTHERN TRUST COMPANY, DIRECTORS ROOM, 6TH FLOOR, 50 S. LASALLE STREET, CHICAGO, ILLINOIS 60603.

The undersigned hereby appoints William H. Belden, Stuart Schuldt and Eric K. Schweitzer and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Meeting, and at all adjournments thereof, all shares of beneficial interest of Northern Global Communications Fund held of record or owned by the undersigned on the record date for the Meeting, upon the proposal set forth on the reverse side, and at their discretion upon any other matter which may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT/PROSPECTUS, DATED APRIL __, 2003.

                               VOTE VIA THE INTERNET:  _________________
                               VOTE VIA THE TELEPHONE:  _______________

                               CONTROL NUMBER:

                               NOTE: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               ------------------------------------------------
                               Signature

                               ------------------------------------------------
                               Signature of joint owner, if any

                               ------------------------------------------------
                               Date

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                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

              PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
                         IN THE ENCLOSED ENVELOPE TODAY


                  (Please detach at perforation before mailing)



THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.


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
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE [X]                       FOR        AGAINST      ABSTAIN
1. To approve the Plan of Reorganization attached to the Proxy                      [ ]          [ ]          [ ]
   Statement/Prospectus for the Meeting pursuant to which Northern Global
   Communications Fund will be reorganized with and into Northern Technology
   Fund.
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
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